SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : November 26, 2001


      STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-16               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 2001 among Structured Asset Securities Corporation, as depositor, Washington Mutual Mortgage Securities Corp. and Aurora Loan Services Inc., as master servicers, Bank One, N.A., as Trustee, and The Chase Manhattan Bank, as Securities Adaministrator. On November 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein



Date:  December 3, 2001         By:   /s/ Karen Schluter
                                 Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 26, 2001



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       109,713,000.00    85,911,224.77   5,338,830.47    572,741.50   5,911,571.97        0.00        0.00       80,572,394.30
IA2           509,351.00       493,280.05       9,570.48          0.00       9,570.48        0.00        0.00          483,709.57
IIA1       51,424,000.00    31,155,298.58   3,747,603.62     74,513.09   3,822,116.71        0.00        0.00       27,407,694.96
IIA4          958,956.00       599,925.90      73,913.57          0.00      73,913.57        0.00        0.00          526,012.33
IIIA1      46,757,000.00    31,522,207.05   3,467,127.25     78,017.46   3,545,144.71        0.00        0.00       28,055,079.80
IIIA4         437,202.00       308,160.14      34,760.17          0.00      34,760.17        0.00        0.00          273,399.97
IVA1      263,356,000.00   233,317,498.39  14,550,068.73  1,237,795.10  15,787,863.83        0.00        0.00      218,767,429.66
B1I         4,158,000.00     4,145,089.16       2,675.81     24,179.69      26,855.50        0.00        0.00        4,142,413.35
B2I         1,202,000.00     1,198,267.71         773.53      7,988.45       8,761.98        0.00        0.00        1,197,494.18
B3I           655,000.00       652,966.18         421.51      4,353.11       4,774.62        0.00        0.00          652,544.67
B4I           545,000.00       543,307.74         350.73      3,622.05       3,972.78        0.00        0.00          542,957.01
B5I           218,000.00       217,323.11         140.29      1,448.82       1,589.11        0.00        0.00          217,182.82
B6I           337,609.00       336,596.64         199.71      2,243.98       2,443.69        0.00        0.00          336,396.93
B1II        3,402,000.00     3,396,575.16       1,082.07     18,868.64      19,950.71        0.00        0.00        3,395,493.09
B2II        1,361,000.00     1,358,741.78         450.44      7,548.08       7,998.52        0.00        0.00        1,358,291.34
B3II        1,361,000.00     1,358,829.75         432.89      7,548.57       7,981.46        0.00        0.00        1,358,396.86
B4II        1,361,000.00     1,358,829.75         432.89      7,548.57       7,981.46        0.00        0.00        1,358,396.86
B5II          680,000.00       678,915.67         216.29      3,771.51       3,987.80        0.00        0.00          678,699.38
B6II          682,209.00       681,173.14         217.01      3,784.05       4,001.06        0.00        0.00          680,956.13
R1                100.00             0.00           0.00          0.00           0.00        0.00        0.00                0.00
R2                100.00             0.00           0.00          0.00           0.00        0.00        0.00                0.00
IIA2        1,000,000.00       605,851.33      72,876.55      1,448.99      74,325.54        0.00        0.00          532,974.78
IIIA2       1,000,000.00       674,170.87      74,152.05      1,668.57      75,820.62        0.00        0.00          600,018.82

TOTALS    491,118,527.00   400,514,232.87  27,376,296.06  2,059,090.23  29,435,386.29        0.00        0.00      373,137,936.81
IA3         8,249,113.00     6,221,276.42           0.00     41,475.18      41,475.18        0.00        0.00        5,834,086.21
IIA3       52,424,000.00    31,761,149.91           0.00    135,778.92     135,778.92        0.00        0.00       27,940,669.74
IIA5        1,449,756.00       802,481.28           0.00      5,349.88       5,349.88        0.00        0.00          728,991.76
IIIA3      47,757,000.00    32,196,377.92           0.00    134,956.48     134,956.48        0.00        0.00       28,655,098.62
IIIA5       1,777,463.00     1,186,781.47           0.00      7,911.88       7,911.88        0.00        0.00        1,023,498.38
IVA2      263,356,000.00   233,317,498.39           0.00     58,329.37      58,329.37        0.00        0.00      218,767,429.66
B1IX        4,158,000.00     4,145,089.16           0.00      3,454.24       3,454.24        0.00        0.00        4,142,413.35
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1        86358RBS5      783.05419385   48.66178548    5.22036131   53.88214678   734.39240837          IA1         8.000000 %
IA2        86358RBT3      968.44818210   18.78955769    0.00000000   18.78955769   949.65862441          IA2         0.000000 %
IIA1       86358RBV8      605.85132584   72.87654830    1.44899444   74.32554274   532.97477754          IIA1        2.870000 %
IIA4       86358RBX4      625.60315593   77.07712346    0.00000000   77.07712346   548.52603248          IIA4        0.000000 %
IIIA1      86358RBZ9      674.17086319   74.15204675    1.66857283   75.82061959   600.01881643          IIIA1       2.970000 %
IIIA4      86358RCB1      704.84613520   79.50597207    0.00000000   79.50597207   625.34016313          IIIA4       0.000000 %
IVA1       86358RCD7      885.93955858   55.24866998    4.70008316   59.94875313   830.69088861          IVA1        6.366235 %
B1I        86358RCF2      996.89493987    0.64353295    5.81522126    6.45875421   996.25140693          B1I         7.000000 %
B2I        86358RCG0      996.89493344    0.64353577    6.64596506    7.28950083   996.25139767          B2I         8.000000 %
B3I        86358RCH8      996.89493130    0.64352672    6.64596947    7.28949618   996.25140458          B3I         8.000000 %
B4I        N/A            996.89493578    0.64354128    6.64596330    7.28950459   996.25139450          B4I         8.000000 %
B5I        N/A            996.89500000    0.64353211    6.64596330    7.28949541   996.25146789          B5I         8.000000 %
B6I        N/A            997.00138326    0.59154229    6.64668300    7.23822528   996.40984097          B6I         8.000000 %
B1II       86358RCJ4      998.40539683    0.31806878    5.54633745    5.86440623   998.08732804          B1II        6.666235 %
B2II       86358RCK1      998.34076414    0.33096253    5.54598090    5.87694342   998.00980162          B2II        6.666235 %
B3II       86358RCL9      998.40540044    0.31806760    5.54634093    5.86440852   998.08733284          B3II        6.666235 %
B4II       N/A            998.40540044    0.31806760    5.54634093    5.86440852   998.08733284          B4II        6.666235 %
B5II       N/A            998.40539706    0.31807353    5.54633824    5.86441176   998.08732353          B5II        6.666235 %
B6II       N/A            998.48160901    0.31809900    5.54676060    5.86485960   998.16351001          B6II        6.666235 %
R1         86358RCM7        0.00000000    0.00000000    0.00000000    0.00000000     0.00000000          R1          8.000000 %
R2         86358RCN5        0.00000000    0.00000000    0.00000000    0.00000000     0.00000000          R2          6.666235 %
IIA2       N/A            605.85133000   72.87655000    1.44899000   74.32554000   532.97478000          IIA2        2.870000 %
IIIA2      N/A            674.17087000   74.15205000    1.66857000   75.82062000   600.01882000          IIIA2       2.970000 %
TOTALS                    815.51440406   55.74274753    4.19265435   59.93540189   759.77165653

IA3        86358RBU0      754.17519678    0.00000000    5.02783511    5.02783511   707.23800365          IA3         8.000000 %
IIA3       86358RBW6      605.85132592    0.00000000    2.59001450    2.59001450   532.97477758          IIA3        5.130000 %
IIA5       86358RBY2      553.52851100    0.00000000    3.69019338    3.69019338   502.83755335          IIA5        8.000000 %
IIIA3      86358RCA3      674.17086333    0.00000000    2.82589945    2.82589945   600.01881651          IIIA3       5.030000 %
IIIA5      86358RCC9      667.68279846    0.00000000    4.45122064    4.45122064   575.81979484          IIIA5       8.000000 %
IVA2       86358RCE5      885.93955858    0.00000000    0.22148487    0.22148487   830.69088861          IVA2        0.300000 %
B1IX       86358RCX3      996.89493987    0.00000000    0.83074555    0.83074555   996.25140693          B1IX        1.000000 %
-----------------------------------------------------------------------------------------------------   ----------------------------

                                       -6-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001


               Scheduled Principal Amounts                                                       179,715.51
                        Group 1 Scheduled Principal Amounts                                       58,817.61
                        Group 2 Scheduled Principal Amounts                                       21,959.40
                        Group 3 Scheduled Principal Amounts                                       21,819.05
                        Group 4 Scheduled Principal Amounts                                       77,119.45

               Unscheduled Principal Amounts                                                  27,196,580.55
                        Group 1 Unscheduled Principal Amounts                                  5,291,985.14
                        Group 2 Unscheduled Principal Amounts                                  3,873,582.60
                        Group 3 Unscheduled Principal Amounts                                  3,555,249.52
                        Group 4 Unscheduled Principal Amounts                                 14,475,763.29

               Aggregate  Advances                                                                     0.00
                       Group 1  Aggregate  Advances                                                    0.00
                       Group 2 Aggregate  Advances                                                     0.00
                       Group 3 Aggregate  Advances                                                     0.00
                       Group 4 Aggregate  Advances                                                     0.00

               Ending Principal Balance                                                      373,140,782.02
                       Group 1 Ending Principal Balance                                       84,744,331.23
                       Group 2 Ending Principal Balance                                       30,253,699.20
                       Group 3 Ending Principal Balance                                       30,542,189.78
                       Group 4 Ending Principal Balance                                      227,600,561.81

               Current Period Realized Losses                                                          0.00
                       Group 1 Current Period Realized Losses                                          0.00
                       Group 2 Current Period Realized Losses                                          0.00
                       Group 3 Current Period Realized Losses                                          0.00
                       Group 4 Current Period Realized Losses                                          0.00

               Bankruptcy Losses                                                                       0.00
                       Group 1 Bankruptcy Losses                                                       0.00
                       Group 2 Bankruptcy Losses                                                       0.00
                       Group 3 Bankruptcy Losses                                                       0.00
                       Group 4 Bankruptcy Losses                                                       0.00

               Fraud Losses                                                                            0.00
                       Group 1 Fraud Losses                                                            0.00
                       Group 2 Fraud Losses                                                            0.00
                       Group 3 Fraud Losses                                                            0.00
                       Group 4 Fraud Losses                                                            0.00

               Special Hazard Losses                                                                   0.00
                       Group 1 Special Hazard Losses                                                   0.00
                       Group 2 Special Hazard Losses                                                   0.00
                       Group 3 Special Hazard Losses                                                   0.00
                       Group 4 Special Hazard Losses                                                   0.00

               Group 1,2,3 Bankruptcy Loss Amount                                                131,326.00
               Group 4 Bankruptcy Loss Amount                                                    100,000.00

               Group 1,2,3 Fraud Loss Amount                                                   2,189,153.00
               Group 4 Fraud Loss Amount                                                       2,722,034.00

               Group 1,2,3,4 Special Hazard Loss Amount                                       10,302,057.00

               Servicing Fees                                                                    154,181.46

               Sub-Servicing Fees (includes Retained Interest)                                     5,425.88

               Trustee Fees                                                                        1,168.17


                                      -7-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001


Sec. 4.03(ix)  Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

               Group 1
               Category              Number          Principal Balance            Percentage
                1 Month                 6              684,466.08                  0.81 %
                2 Month                 4              594,546.40                  0.70 %
                3 Month                 3              233,464.59                  0.28 %
                Total                  13            1,512,477.07                  1.79 %


                Group 2
               Category              Number          Principal Balance            Percentage
                1 Month                 5              776,395.78                  2.57 %
                2 Month                 1              321,773.89                  1.06 %
                3 Month                 0                    0.00                  0.00 %
                Total                   6            1,098,169.67                  3.63 %


                Group 3
               Category              Number          Principal Balance            Percentage
                1 Month                 3              336,287.53                  1.10 %
                2 Month                 0                    0.00                  0.00 %
                3 Month                 1              227,673.43                  0.75 %
                Total                   4              563,960.96                  1.85 %

                Group 4
               Category              Number          Principal Balance            Percentage
                1 Month                 2            1,198,325.90                  0.53 %
                2 Month                 1              362,899.96                  0.16 %
                3 Month                 0                    0.00                  0.00 %
                 Total                  3            1,561,225.86                  0.69 %

               Group Totals
               Category              Number          Principal Balance            Percentage
                1 Month                16            2,995,475.29                  0.80 %
                2 Month                 6            1,279,220.25                  0.34 %
                3 Month                 4              461,138.02                  0.12 %
                 Total                 26            4,735,833.56                  1.26 %


               Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                       Group 1
                       Number              Principal Balance          Percentage
                           1                104,377.63                 0.12 %


                       Group 2
                       Number              Principal Balance          Percentage
                           0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                           1                183,672.86                 0.60 %


                       Group 4
                       Number              Principal Balance          Percentage
                           0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                           2                288,050.49                 0.08 %

                                      -8-

             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001


Sec. 4.03(x)   Number and Aggregate Principal Amounts of REO Loans


                       Group 1
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 2
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 4
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %


               Aggregate Outstanding Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfall                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00










                                      -9-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001

Sec. 4.03(viv  Aggregate Outstanding Prepayment Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfa
ll                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
               JPMorgan Chase Bank  - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------


